POWER OF ATTORNEY
     I, W. Humphrey Bogart, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Douglas G. Herring and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 25th day of May, 2007.

/s/ W. Humphrey Bogart
W. Humphrey Bogart, Trustee

POWER OF ATTORNEY
     I, Brenda A. Cline, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Douglas G. Herring and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 25th day of May, 2007.

/s/ Brenda A. Cline
Brenda A. Cline, Trustee

POWER OF ATTORNEY
     I, Alan D. Feld, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Douglas G. Herring and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 25th day of May, 2007.

/s/ Alan D. Feld
Alan D. Feld, Trustee

POWER OF ATTORNEY
     I, Richard A. Massman, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Douglas G. Herring and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 25th day of May, 2007.

/s/ Richard A. Massman
Richard A. Massman, Trustee

POWER OF ATTORNEY
     I, Stephen D. O’Sullivan, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Douglas G. Herring and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 25th day of May, 2007.

/s/ Stephen D. O’Sullivan
Stephen D. O’Sullivan, Trustee

POWER OF ATTORNEY
     I, R. Gerald Turner, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Douglas G. Herring and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 25th day of May, 2007.

/s/ Gerald Turner
R. Gerald Turner, Trustee

POWER OF ATTORNEY
     I, Kneeland Youngblood, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Douglas G. Herring and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 25th day of May, 2007.

/s/ Kneeland Youngblood
Kneeland Youngblood, Chairman

POWER OF ATTORNEY
     I, William F. Quinn, Trustee of American Beacon Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Douglas G. Herring and Rosemary K. Behan my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 25th day of May, 2007.

/s/ William F. Quinn
William F. Quinn,
Executive Vice President and Trustee